Holbrook, McGregor, Jenkins
150 East 200 North
Logan, Ut 84321
PARCEL POST • CONTENTS: MERCHANDISE • RETURN REQUESTED

FILED in the office of the Lieutenant Governor of the State of Utah on the 30th day of September A.D. 19 81
DAVID S. MONSON
Lieutenant Governor
Filing Clerk 182 Fees 50.00

94643

1981 SEP 30 PM 3:13

ARTICLES OF INCORPORATION
OF
BLUE RIDGE, INC.

WE, THE UNDERSIGNED natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the Utah Business Corporation Act, adopt the following Articles of Incorporation for such corporation:

ARTICLE I - NAME

The name of this corporation is Blue Ridge, Inc.

ARTICLE II - DURATION

The duration of this corporation is perpetual.

ARTICLE III - PURPOSES

The purpose or purposes for which this corporation is organized are:

a. To acquire, breed, raise and race top quality race horses and to engage in all aspects of the racing and livestock industry.

b. To acquire by purchase, exchange, gift, bequest, subscription or otherwise, and to hold, own, mortgage, pledge, hypothecate, sell, assign, transfer, exchange or otherwise dispose of or deal in or with its own corporate securities or stock or other securities, including without limitations, any shares of stock, bonds, debentures, notes, mortgages, or other obligations, and any certificates, receipts or other instruments representing rights or interests therein or any property or assets created or issued by any person, firm, association, or corporation, or any government or subdivisions, agencies or instrumentalities thereof; to make payment therefore in any lawful manner or to issue in exchange therefore its own securities or to use its unrestricted and unreserved earned surplus for the purchase of its own shares, and to exercise as owner or holder of any securities, any and all rights, powers and privileges in respect thereof.

c. To do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any one or more of the subjects herein enumerated, or which may at any time appear conducive to or expedient for protection or benefit of this corporation, and to do said acts as fully and to the same extent as natural persons might, or could do, in any part of the world as principals, agents, partners, trustees or otherwise, either alone or in conjuction with any other person, association or corporation.

d. The foregoing clauses shall be construed both as purposes and powers and shall not be held to limit or restrict in any manner the general powers of the corporation, and the enjoyment and exercise thereof, as conferred by the laws of the State of Utah; and it is the intention that the purposes and powers specified in each of the paragraphs of this Article III shall be regarded as independent purposes and powers.

ARTICLE IV - CAPITAL STRUCTURE

The aggregate number of shares which this corporation shall have authority to issue is 50,000,000 shares par $.001. All stock of the corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid stock of this corporation shall not be liable to any further call or assessment. The board of directors is authorized to establish other stock classes than common, to convert treasury or unissued shares to other classes, and to fix and determine the relative rights with respect to shares in each class.

ARTICLE V - AMENDMENT

These Articles of Incorporation may be amended by the affirmative vote of 50% of the shares entitled to vote on each such amendment.

ARTICLE VI - SHAREHOLDER RIGHTS

The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this corporation unless specifically granted by the Board.

At each election of Directors, every shareholder entitled to vote at such election shall have the right to accumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

ARTICLE VII - COMMENCING BUSINESS

This corporation will not commence business until consideration of a value of at least $1,000.00 has been received for the issuance of shares.

ARTICLE VIII - INITIAL OFFICE AND AGENT

The address of this corporation's initial registered office is 66 North Center, Newton, Utah 84327 and the name of its original registered agent is Kim Douglas Haws.

ARTICLE IX - DIRECTORS

The name of Directors constituting the intital Board of Directors of this corporation are:

Kim Douglas Haws
1019 East 2950 North
North Ogden, Utah 84404

Harlow R. Griffin
55 West 100 North
Newton, Utah 84327

Margaret R. Griffin
66 North Center
Newton, Utah 84327

Directors need not be stockholders. The total number of Directors authorized to serve at any time shall be as fixed from time to time by the By-Laws of the corporation. The Directors are to serve until the first annual meeting of stockholders, or until their successors are elected and qualify.

ARTICLE X - INCORPORATORS

The name and address of each Incorporator is:

Kim Douglas Haws
1019 East 2950 North
North Ogden, Utah 84404

Harlow R. Griffin
55 West 100 North
Newton, Utah 84327

Margaret R. Griffin
66 North Center
Newton, Utah 84327

ARTICLE XI

COMMON DIRECTORS - TRANSACTIONS BETWEEN CORPORATIONS

No contract or other transaction between this corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest, or because such Director or Directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors of committee which authorizes, approves or ratifies the contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested Director; or (b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves or ratifies such contract or transaction.

DATED this 31 day of August, 1981.

Kim Douglas Haws
Kim Douglas Haws

Harlow R. Griffin
Harlow R. Griffin

Margaret R. Griffin
Margaret R. Griffin

STATE OF UTAH)
) ss.
COUNTY OF)

I, ______________ a Notary Public, hereby certify that on the 31 day of August, 1981, Kim Douglas Haws, Harlow R. Griffin and Margaret R. Griffin personally appeared before me who, being by me first duly sworn, severally declared that they are the persons who signed the foregoing document as incorporators and that the statements therein contained are true.

DATED this 31 day of August, 1981.

____
NOTARY PUBLIC
Residing at: ______________

My Commission Expires:

May 20, 1984

94643

APPROVED by the Division of Corporations and Commercial Code of the Utah State Department of Business Regulation on the 14 day of March A.D. 1986

Corporate Documents Examiner [signature]

Fees paid $ 35.00

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

BLUE RIDGE, INC.

Pursuant to the provision of Section 16-10-57 of the Utah Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation.

FIRST: The name of the corporation is BLUE RIDGE, INC.

SECOND: The following amendment to the Articles of Incorporation of Blue Ridge, Inc. was duly adopted by the shareholders of the corporation at a meeting held March 14, 1986, in the manner prescribed by the Utah Business Corporation Act, to-wit:

ARTICLE I - NAME

The name of this corporation is Vencor International, Inc.

THIRD: The number of shares of the corporation outstanding at the time of the adoption of such amendment was 3,665,000 and the number entitled to vote thereon was 3,665,000.

FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

CLASS	NUMBER OF SHARES
Common	3,665,000

FIFTH: The number of shares voted for such amendment was 2,273,160 with -0- opposing and -0- abstaining.

SIXTH: This amendment does not provide for any exchange, reclassification of cancellation of issued shares.

SEVENTH: This amendment does not effect a change in the stated capital of the corporation as set forth above.

IN WITNESS WHEREOF, the undersigned President and Secretary, having been thereunto duly authorized have executed the foregoing Articles of Amendment for the corporation 14th day of March, 1986.

BLUE RIDGE, INC.

By ______________________
President

Attest:

____
Secretary

State of Utah)
) ss.
County of Salt Lake)

Subscribed and sworn to before me this 14th day of March, 1986.

____

My Commission Expires: 3/21/86
Residing at Salt Lake City

CONSENT TO USE OF NAME

Vencor Corporation, a Utah Corporation, hereby consents to the use of the name Vencor International, Inc. by that corporation currently called Blue Ridge, Inc.

DATED March 14, 1986.

VENCOR CORPORATION

By ______________________
Culley W. Davis, President

State of Utah
Department of Commerce
Division of Corporations and Commercial Code

I Hereby certify that the foregoing has been filed and approved on the 24 day of III 19 92 in the office of this Division and hereby issue this Certificate thereof.

Examiner [signature] Date 3-24-92

[signature]
Gary R. Hansen
Division Director

094643

REVISED ARTICLES OF INCORPORATION OF VENCOR INTERNATIONAL, INC.

WE, THE UNDERSIGNED, the president and secretary of Vencor International, Inc., a Utah corporation, and acting pursuant to U.C.A. §16-10-60, hereby adopt the following Revised Articles of Incorporation for such corporation:

ARTICLE I

CORPORATE NAME

The name of this corporation is Vencor International, Inc.

ARTICLE II

DURATION OF CORPORATION

The corporation is to have perpetual existence.

RECEIVED
92 MAR 24 PM 2:25

ARTICLE III

CORPORATE PURPOSES

The general purpose and object for which this corporation is organized shall be to conduct any and all lawful business for which corporations may be organized, including, but not limited to, the following:

(a) To acquire, own, hold, improve, develop, lease, mortgage, operate, maintain, sell, dispose of, and otherwise deal with commercial real property and any equipment, fixtures, or other personal property that may be used in connection with the operation of commercial real property.

(b) To purchase, own, hold, dispose of, and otherwise deal with stock of other corporations, or interests in general or limited partnerships (as either a general or a limited partner) or joint ventures and to do every act and thing covered generally by the denomination "holding corporation"; and to direct the operations of such other entities.

(c) To do each and every thing necessary, suitable, or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects herein

enumerated, or which may at any time appear conducive to or expedient for the protection or benefit of this corporation, and to do said acts as fully and to the same extent as natural persons might, or could do, in any part of the world as principals, agents, partners, trustees, or otherwise, either along or in conjunction with any other person, partnership (whether limited or general and whether as limited or general partners), association, joint venture, or corporation.

The foregoing paragraphs shall be construed both as objects and powers and shall not be held to limit or restrict in any manner the general powers of the corporation and the enjoyment and exercise thereof, as conferred by the laws of the State of Utah; and it is intended that the purposes, objects, and powers specified in each of the paragraphs of this ARTICLE III, CORPORATE PURPOSES, of these Articles of Incorporation shall be regarded as independent purposes, objects, and powers.

ARTICLE IV

SHARES

The aggregate number of shares which this corporation shall have authority to issue is 50,000,000 shares common stock, par value of one-tenth of one cent ($.001) per share. All stock of the corporation shall be of the same class and shall have the same rights and preferences. Fully paid stock of this corporation shall not be liable to any call or assessment.

ARTICLE V

PREEMPTIVE RIGHTS AND NONCUMULATIVE VOTING

Shareholders shall not have preemptive rights to acquire unissued shares of the stock of this corporation.

At each election of Directors, shareholders entitled to vote at such election shall have no right to accumulate their votes; rather, each shareholder shall have as many votes as the number of such shareholder's shares.

ARTICLE VI

DIRECTORS' CONTRACTS

No contracts or other transactions between the corporation and any other trust, organization or corporation shall in any way be affected or invalidated by the fact that any of the Directors of the corporation are pecuniarily or otherwise interested in, or are

trustees, directors or officers of, such other trust, organization, or corporation.

Any Director individually, or any trust, organization, or corporation with which any Director may be associated, may be a party to or may be pecuniarily or otherwise interested in, any contracts or transactions of the corporation, provided that the fact that such Director or such trust, organization or corporation is so interested shall be disclosed or shall have been known to the Board of Directors or a majority thereof.

Any Director of the corporation who is also a trustee, director or officer of such other trust, organization, or corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the corporation which shall authorize any such contracts or transactions with like force and effect as if such Director were not a trustee, director, or officer of such other trust, organization, or corporation, or not so interested.

ARTICLE VII

LIMITATION OF PERSONAL LIABILITY OF DIRECTORS

Directors of the corporation shall have no personal liability whatsoever to the corporation or its shareholders for monetary damages for breach of fiduciary duty, except liability:

(a) for any breach of the Director's duty of loyalty to the corporation or its shareholders;

(b) for acts or omissions by the Director not in good faith or which involve intentional misconduct or a knowing violation of the law;

(c) for actions under Utah Code Ann. Section 16-10-44 (1953, as amended) or its successor provisions; or

(d) for any transaction from which the Director derived an improper personal benefit.

ARTICLE VIII

AMENDMENT

These Revised Articles of Incorporation supersede the original Articles of Incorporation of the corporation, and all amendments to them. These Revised Articles of Incorporation were adopted by the shareholders of the corporation at the annual meeting of shareholders held November 20, 1991. The number of shares out-

standing as of the date of said annual meeting were 36,346,400, all of which were entitled to vote on these Revised Articles of Incorporation. 20,763,480 shares were voted for the Revised Articles of Incorporation, and zero shares were voted against the Revised Articles of Incorporation. These Revised Articles of Incorporation do not provide for an exchange, reclassification or cancellation of issued shares, nor do they effect a change in the amount of stated capital.

DATED this 6th day of February, 1992.

James F. Althoff, President

Michon C. Dowling, Secretary

VERIFICATION

The undersigned, JAMES F. ALTHOFF, being first duly sworn, states and represents that the undersigned is the President of VENCOR INTERNATIONAL, INC., and that the facts set forth in the foregoing Revised Articles of Incorporation are true, accurate, and complete to the best of the undersigned's knowledge and belief.

James F. Althoff, President

STATE OF CALIFORNIA)
:ss.
COUNTY OF San Diego)

SUBSCRIBED and sworn to before me this 6th day of February, 1992.

OFFICIAL NOTARY SEAL
TAMMY J. BENITEZ
Notary Public — California
SAN DIEGO COUNTY
My Comm. Expires OCT 31,199

NOTARY PUBLIC
Residing at: San Diego, CA

My commission expires:
October 31, 1995

W6/AAInh

CO 094643

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I Hereby certify that the foregoing has been filed and approved on the 17 day of Jan 1997 in the office of this Division and hereby issue this Certificate thereof.
Examiner ____ Date 1-17-97
KORLA T. WOODS
Division Director

RECEIVED
JAN 17 1997
Utah Div. of Corp. & Comm. Code

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

David Harkham and Louise Althoff certify:

1. They are the President and Assistant Secretary, respectively, of Vencor International, Inc., a Utah corporation.

2. Article IV of the Articles of Incorporation of this Corporation is amended to read as follows:

> SHARES. This Corporation is authorized to issue two classes of shares, designated "Preferred Stock" and "Common Stock." The total number of shares which this Corporation shall have authority to issue is 105,000,000. The number of shares of Preferred Stock authorized to be issued is 5,000,000. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of this Corporation is hereby authorized to fix the number of shares of each such series and determine the designation thereof, and to determine the rights, preferences, and restrictions of such preferred stock. The number of shares of common stock authorized to be issued is 100,000,000 shares, par value of 1/10th of one cent ($0.001) per share.

3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors. This Amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation at the annual meeting of the Shareholders held June 19, 1995. The number of shares outstanding as of the date of said annual meeting was 46,058,000, all of which were entitled to vote on the Amendment to the Articles. 27,517,431 shares were voted for the increase in the authorized number of Common Shares and 53,000 shares were voted

101700007

against the increase in authorized number of Common Shares. 27,260,431 shares were voted for the issuance of 5,000,000 shares of Preferred Stock and the Amendment of the Articles of Incorporation, and 305,000 shares were voted against the issuance of such Preferred Stock and this Amendment to the Articles of Incorporation.

Dated this 16 day of January, 1997

David Harkham, President

Louise Althoff, Assistant Secretary

VERIFICATION

The undersigned, David Harkham, being first duly sworn, states and represents that the undersigned is the President of Vencor International, Inc., and that the facts set forth in the foregoing Certificate of Amendment of Articles of Incorporation are true, accurate, and complete to the best of the undersigned's knowledge and belief.

David Harkham, President

STATE OF CALIFORNIA)
) ss:
COUNTY OF SAN DIEGO)

On Jan. 16, 1997 before me, Stacie Coles, a Notary Public in and for said State, personally appeared DAVID HARKHAM, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

S. COLES
Comm. # 1018962
NOTARY PUBLIC - CALIFORNIA
San Diego County
My Comm. Expires Feb. 27, 1998

Notary Public

Co#094643

State of Utah
Department of Commerce
Division of Corporations and Commercial Code

I hereby certify that the foregoing has been filed and approved on the 22 day of Oct 99 in the office of this Division and hereby issue this Certificate thereof.

Examiner BS Date 11/3/99

LORENA P. RIFFO
DIVISION DIRECTOR

UTAH DIV OF CORP & UCC

'99 OCT 22 A8:34

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

David Harkham and Sean Foley certify:

1. They are the President and Secretary, respectively, of Vencor International, Inc. a Utah corporation.

2. Article I of the Articles of Incorporation of this Corporation is amended to read as follows:

CORPORATE NAME

The name of this corporation is Regal Apparel Group, Inc.

3. The foregoing Amendment of Articles of Incorporation has been duly approved by the Board of Directors. This Amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation at the annual meeting of the Shareholders held July 29, 1999. The number of shares outstanding as of the date of said annual meeting was 54,676,166, all of which were entitled to vote on the Amendment to the Articles. 37,935,088 shares were voted for the name change to Regal Apparel Group, Inc., and this Amendment to the Articles of Incorporation.

10-22-99 A08:34 IN

Dated this 18 day of October, 1999

D. Harkham
David Harkham, President

Sean Foley
Sean Foley, Secretary

10-18-99 California All purpose Acknowledgement Ryan Means Notary Public

1 of 2

VERIFICATION

The undersigned, David Harkham, being first duly sworn, states and represents that the undersigned is the President of Vencor International, Inc., and that the facts set forth in the foregoing Certificate of Amendment of Articles of Incorporation are true, accurate, and complete to the best of the undersigned's knowledge and belief.

D. Harkham

David Harkham, President

10-22-99 A08:34 IN

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of Los Angeles } ss.

On October 18, 1999 before me, Tyann Means,
Date — Name and Title of Officer (e.g., "Jane Doe, Notary Public")

personally appeared David Harkham & Sean Foley,
Name(s) of Signer(s)

☐ personally known to me
☒ proved to me on the basis of satisfactory evidence

TYANN MEANS
Commission # 1179077
Notary Public - California
Los Angeles County
My Comm. Expires Apr 9, 2002

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Place Notary Seal Above

[signature] Tyann Means
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Certificate of Amendment Articles of Incorporation

Document Date: October 18, 1999 Number of Pages: 2 (two)

Signer(s) Other Than Named Above: __________

Capacity(ies) Claimed by Signer

Signer's Name: __________

- ☐ Individual
- ☐ Corporate Officer — Title(s): __________
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: __________

Signer Is Representing: __________

RIGHT THUMBPRINT OF SIGNER
Top of thumb here

10-22-99 A08:34 IN

05/09/2003 11:22 2136151568 GAUMER LAW OFFICES

7833394

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed
And approved on this 12 day of MAY 2003
In this office of this Division and hereby issued
This Certificate thereof.
Examiner Date 05-13-03
Kathy Berg
Division Director

AMENDMENT

EXPEDITE

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

REGAL APPAREL GROUP, INC.

David Harkham certifies that:

1. He is the President of Regal Apparel Group, Inc., a Utah corporation.

2. Article I of the Articles of Incorporation of this corporation shall be amended in its entirety to read in full as follows:

"NAME: The name of the corporation shall be Vencor International, Inc."

3. The foregoing amendment to the Articles of Incorporation has been duly approved by the Board of Directors, effective January 1, 2003, and does not require a vote by the shareholders.

The undersigned further declares under penalty of perjury under the laws of the State of Utah that the matters set forth in this certificate are true and correct of his own knowledge.

Executed at Los Angeles, California, on 3-29, 2003.

David Harkham

05-12-03P02:43 RCVD

Date: 05/13/2003
Receipt Number: 864228
Amount Paid: $373.50

Date: 05/13/2003
Receipt Number: 864117
Amount Paid: $75.00

AMENDMENT

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code

This form must be type written or computer generated. For your convenience, this form has been designed to be filled out and printed online.

File Number ____________

Non-Refundable Processing Fee $27 00

06-02-04P04:21 RCVD

Articles of Amendment to Articles of Incorporation (Profit)

Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: VENCOR INTERNATIONAL, INC.
2. The date the following amendment(s) was adopted: MARCH 19, 2004
3. If *changing* the corporation name, the *new name* of the corporation is: ____________
4. The text of each amendment adopted (include attachment if additional space needed):
   increase authorization of shares from 100,000,000 to 200,000,000.
5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: ____________
6. Indicate the manner in which the amendment(s) was adopted (mark only one):
   - [ ] No shares have been issued or directors elected – Adopted by Incorporator(s)
   - [x] ~~No shares have been issued but directors have been elected – Adopted by the board of directors~~
   - [x] Shares have been issued but shareholder action was not required – Adopted by the board of directors
   - [ ] The number of votes cast for the amendment(s) by each voting group entitled to vote separately on the amendment(s) was sufficient for approval by that voting group – Adopted by the shareholders
7. Delayed effective date (if not to be effective upon filing) MARCH 24, 2004 *(not to exceed 90 days)*

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By: [signature] Title: CHIEF EXECUTIVE OFFICER

Dated this 24th day of MARCH, 20 04

Mail In: PO Box 146705
Salt Lake City, UT 84114-6705
Walk In: 160 East 300 South, Main Floor
Information Center: (801) 530-4849
Toll Free: (877) 526-3994 (within Utah)
Fax: (801) 530-6438
Web Site: http://www commerce utah gov/cor

State of Utah
Department of Commerce
Division of Corporations and Commercial Co[de]
I hereby certified that the foregoing has been f[iled]
and approved on this 2 day of Apr 20[04]
in this office of this division and hereby issu[e]
this Certificate of thereof.

Examiner [signature] Date 4/2/

[signature]
Kathy Berg
Division Director

Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. [...] the business entity physical address may be provided rather than the residential or private address of any individual [...] with the Division.

Revised 12/03

This form must be type written or computer generated.

File Number 783394-0142

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Application for Reinstatement

09/30/1981

Non-Refundable Processing Fee:

[X]	Profit	$52.00
[ ]	Nonprofit	$22.00
[ ]	Limited Partnership	$52.00
[ ]	Limited Liability Company	$52.00

Vencor International, Inc
(Business Entity Name)

*Please enter the business name under which the entity is being reinstated on the line above, however, if the entity is reinstating under a different name, please list that name on the line below:

____
(New Business Entity Name)

I, David Harkham, hereby declare and affirm that
(Print Name)

I am a(n) Officer of Vencor International, Inc.
(Officer, General Partner, or Member) (Business Name)

which was involuntarily dissolved on January 16, 20 08, under provisions of Utah law.

I hereby remedy all prior defaults and file herewith a current Registration Information Change Form listing the current entity principals together with the statutory reinstatement fee.

I hereby make application for reinstatement and request the Division of Corporations and Commercial Code of the State of Utah to issue a Certificate of Reinstatement and, under penalties of perjury, I declare that the foregoing statement is, to the best of my knowledge and belief, true and correct.

By: [signature] Title: President & CEO
(Signature)

Registered Agent Name, Address and Signature (Required):

I, National Registered Agents, Inc., hereby declare and affirm that I am the **Registered Agent** of
(Print Name)

Vencor International, Inc, and my address for service of process is:
(Business Name)

395 W2900 N Pleasant Grove Utah 84062
Street Address City Zip
(Utah Street Address Required, PO Boxes can be listed after the street address)

see attached
Registered Agent Signature

Submit with this application a completed Registration Information Change Form reflecting the current principal information. Enclose a tax letter of Good Standing from the Utah Tax Commission (applicable to Corporation Profit and Nonprofit).

Payment: You may file in person, by mail or by fax. Means of payment are: Visa, Mastercard, or American Express, or cash, check, or money order payable to the "State of Utah". Please include one (1) self addressed envelope with application. If you are faxing you must include, on a cover sheet, the number of a Visa, MasterCard, or American Express with the date of expiration.

Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov contactus.html Division's Website: www.corporations.utah.gov

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certify that the foregoing has been filed and approved on this 30 day of JULY 20 08
in the office of this Division and hereby issue this Certificate thereof.

Examiner RAW Date 10/8/2008

Kathy Berg
Division Director

Date: 07/30/2008
Receipt Number: 2555432
Amount Paid: $52.00

This form must be type written or computer generated.

File Number ____________

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Application for Reinstatement

Non-Refundable Processing Fee:	
[✓] Profit	$52.00
[ ] Nonprofit	$22.00
[ ] Limited Partnership	$52.00
[ ] Limited Liability Company	$52.00

Vencor International, Inc
(Business Entity Name)

*Please enter the business name under which the entity is being reinstated on the line above, however, if the entity is reinstating under a different name, please list that name on the line below:

____
(New Business Entity Name)

I, David Harkham, hereby declare and affirm that
(Print Name)

I am a(n) Officer of Vencor International, Inc,
(Officer, General Partner, or Member) (Business Name)

which was involuntarily dissolved on January 16, 20 08, under provisions of Utah law.

I hereby remedy all prior defaults and file herewith a current Registration Information Change Form listing the current entity principals together with the statutory reinstatement fee.

I hereby make application for reinstatement and request the Division of Corporations and Commercial Code of the State of Utah to issue a Certificate of Reinstatement and, under penalties of perjury, I declare that the foregoing statement is, to the best of my knowledge and belief, true and correct.

By: [signature] Title: President & CEO
(Signature)

Registered Agent Name, Address and Signature (Required):

I, National Registered Agents, Inc., hereby declare and affirm that I am the Registered Agent of
(Print Name)

Vencor International, Inc, and my address for service of process is:
(Business Name)

395 W2900 N Pleasant Grove Utah 84062
Street Address City Zip
(Utah Street Address Required, PO Boxes can be listed after the street address)

National Registered Agents, Inc.
By: Rachael Martin
Registered Agent Signature
Rachael Martin/Assistant Secretary

Submit with this application a completed Registration Information Change Form reflecting the current principal information. Enclose a tax letter of Good Standing from the Utah Tax Commission (applicable to Corporation Profit and Nonprofit).

Payment: You may file in person, by mail or by fax. Means of payment are: Visa, Mastercard, or American Express, or cash, check, or money order payable to the "State of Utah". Please include one (1) self addressed envelope with application. If you are faxing you must include, on a cover sheet, the number of a Visa, MasterCard, or American Express with the date of expiration.

Under GRAMA (63-2-201), all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporations.utah.gov

Date 07/10/2008
Receipt Number 2555462
Amount Paid $52.00

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Corporation Registration Information Change Form

Non-Refundable Processing Fee: $12.00

Entity File Number: 783394-0142

Entity Name: Vencor International, Inc.

For each Yes button that you mark the question will appear below for you to fill out.

Question	Yes	No
1). Do you want to Change the Business Purpose?	○	◉
2). Do you want to Change the Registered Agent or the Address of the Registered Agent?	○	◉
3). Do you want to Change the Principal Address of the Business Entity?	◉	○
4). Do you want to Add individuals to the Business Entity?	◉	○
5). Do you want to Remove individuals from the Business Entity?	◉	○
6). Do you want to Change the Address of the Business Entity's Principal(s)?	○	◉

Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Under penalties of perjury and as an authorized authority, I declare that this statement of change(s), has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

Name Title: David Harkham, President & CEO Signature: [signature] Date: June 26, 2008

3). If Yes, what is the new Principal Address?

Address: 1201 N Main Street City Los Angeles State Ca Zip 90012

4). If Yes, who do you want to Add to the Business Entity and what Position will they hold?

Name: Sean Foley Position: Secretary

Address: 1201 N Main Street City Los Angeles State Ca Zip 90012

Name: Sean Foley Position: Director

Address: 1201 N Main Street City Los Angeles State Ca Zip 90012

5). If Yes, who do you want to Remove from the Business Entity and what Position do they hold?

Name: Steve Weiner Position: Director

Name: Ben Armijo Position: Secretary

Name: Position: Select/Type the position here

Mailing/Faxing Information: www.corporations.utah.gov contactus.html Division's Website: www.corporations.utah.gov

State of Utah
Utah State Tax Commission

September 30, 2008

SHAWN FOLEY
VENCOR INTERNATIONAL, INC.
1201 N MAIN ST
LOS ANGELES CA 90012

RE: Letter of Good Standing - VENCOR INTERNATIONAL,INC.
Federal Identification Number: [redacted]
Utah Charter Number: 783394-0142

LETTER OF GOOD STANDING

The Utah State Tax Commission certifies VENCOR INTERNATIONAL,INC. has filed all franchise and income tax returns and paid all franchise and income taxes due as of the date of this letter. For reinstatement purposes, this letter must be submitted to the Utah Department of Commerce within 90 days of the issue date.

If a liability exists pursuant to a review or audit of the account, the issuance of this letter will not fix, abate, modify or cancel any performance of an obligation to the State of Utah or any payment due.

This letter is not to be construed as a *Certificate of Tax Clearance* issued to corporations dissolving or withdrawing from Utah in accordance with Utah Code.

If you have any questions please contact me at (801) 297-7552 or (800) 662-4335 extension 7552 or by fax at (801) 297-7699.

Respectfully,

LaDawn Hamp
Taxpayer Services Division

For additional information, you may access the Tax Commission's World Wide Web Home Page at: www.tax.utah.gov
The Utah Taxpayer's Bill of Rights is available, free of charge, upon request. This publication describes your rights and obligations and the Tax Commission's procedures for appeals, refund claims and collections.

If you need an accommodation under the Americans with Disabilities Act, contact the Tax Commission at (801) 297-3811 or Telecommunications Device for the Deaf (TDD) (801) 297-2020. Please allow [illegible]

AMENDMENT

State of Utah
DEPARTMENT OF COMMERCE
Division of Corporations & Commercial Code
Articles of Amendment to Articles of Incorporation (Profit)

File Number: 783394-0142

Non-Refundable Processing Fee: $37.00

Pursuant to UCA §16-10a part 10, the individual named below causes this Amendment to the Articles of Incorporation to be delivered to the Utah Division of Corporations for filing, and states as follows:

1. The name of the corporation is: Vencor International, Inc.
2. The date the following amendment(s) was adopted: July 30, 2010
3. If changing the corporation name, the new name of the corporation is:
4. The text of each amendment adopted (include attachment if additional space needed):

INCREASE AUTHORIZED SHARES OF COMMON SHARES FROM 200,000,000 SHARES TO 800,000,000 SHARES.

08-03-10P12:34 RCVD

5. If providing for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
6. Indicate the manner in which the amendment(s) was adopted (mark only one):

[✓] Adopted by Incorporators or Board of Directors – Shareholder action not required.

[ ] Adopted by Shareholders – Number of votes cast for amendment was sufficient for approval.

7. Delayed effective date (if not to be effective upon filing) ____________ *(not to exceed 90 days)*

Under penalties of perjury, I declare that this Amendment of Articles of Incorporation has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

By: D. Horkhim

Title: DIRECTOR/CEO

Date: JULY 30, 2010

Date: 08/03/2010
Receipt Number: 3273764
Amount Paid: $37.00

Under GRAMA (63-2-201), all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

Mailing/Faxing Information: www.corporations.utah.gov/contactus.html Division's Website: www.corporation

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed and approved on this 03 day of Aug 2010
In this office of this Division and hereby issued
This Certificate thereof.

Examiner Swanson Date 8-4-10

Kathy Berg
Kathy Berg
Division Director

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certify that the foregoing has been filed and approved on this 27 day of Aug 2014 in the office of this Division and hereby issue This Certificate thereof.

Examiner [signature] Date 8-28-14

Kathy Berg
Division Director

AMENDMENT

EXPEDITE

Vencor International, Inc., a Utah Corporation

Certificate of Amendment

Dated: August 25, 2014

Pursuant to the Utah Business Corporation Act (the "Act"), the Articles of Incorporation of Vencor International, Inc. (the "Corporation"), are amended as follows:

The undersigned Chairman and CEO of the Corporation, does hereby certify:

WHEREAS, The Board of Directors of the Corporation, pursuant to the powers granted thereto under the Act, did enter into a Unanimous Written Consent in lieu of Special Meeting of Shareholders of even date herewith, and adopted such resolutions setting forth proposed amendments to the Articles of Incorporation of the Corporation, declaring such amendments to be advisable and in the best interest of the Corporation:

WHEREAS, that in accordance with the Articles of the Act, the Board of Directors of the Corporation did duly adopt such amendments to the Articles of Incorporation by voting in favor thereof; and

WHEREAS, that the following amendments to the Articles of Incorporation were duly adopted.

NOW, THEREFORE:

RESOLVED, that Article IV shall be amended to change the par value of the Corporation's Common stock as follows:

"The par value of the Common stock of the Corporation is $.00001."

RESOLVED, that Article IV shall be further amended to authorize Series A Preferred Stock of the Corporation as follows:

"The Corporation shall designate a class of its preferred stock known as "Series A Preferred Stock, par value $.01. The Corporation shall be authorized to issue up to 5,000,000 shares of its Series A Preferred Stock. Each share of Series A Preferred Stock has voting rights equal to 500 Common shares. Any holder of the Series A Preferred Stock shall receive any dividend issued by the Corporation prior to the holders of the Corporation's Common stock. Upon any liquidation or dissolution of the Corporation, any holder of the Series A Preferred Stock shall hold a liquidation preference over the holder(s) of the Corporation's common stock."

RESOLVED, that Article IV shall be further amended to authorize Series B Preferred Stock of the Corporation as follows:

"The Corporation shall designate a class of its preferred stock known as "Series B Preferred Stock, par value $0.01. The Corporation shall be authorized to issue up to 5,000,000 shares of its Series B Preferred Stock. Each share of Series B Preferred Stock shall be convertible into shares of the Corporation's common stock at a ratio of 1 for 100. Series B Preferred Stock has no voting rights and is not eligible to receive dividends by the Corporation."

Date 10/27/2014
Receipt Number: 5599290
Amount Paid: $112.00
TEM

RESOLVED, that Article IV shall be further amended to authorize the Series C Preferred Stock of the Corporation as follows:

"The Corporation shall designate a class of its preferred stock known as "Series C Preferred Stock, par value $.00001. The Corporation shall be authorized to issue up to 100,000,000 shares of its Series C Preferred Stock. Each share of Series C Preferred Stock shall be convertible into Two Thousand Five Hundred (2,500) shares of the Corporation's common stock. Each share of Series C Preferred Stock will provide for *pari passu* voting rights with each share of the Corporation's common stock. Each share of Series C Preferred Stock will entitle the shareholder thereof with one (1) vote. Any holder of the Series C Preferred Stock shall receive any dividend issued by the Corporation prior to the holders of the Corporation's Series A Preferred Stock, Series B Preferred Stock and common stock. Upon any liquidation or dissolution of the Corporation, any holder of the Series C Preferred Stock shall hold a liquidation preference over the holder(s) of the Corporation's Series A Preferred Stock, Series B Preferred Stock, and Common stock."

WHEREFORE, the undersigned do execute, file and record this Certificate of Amendment, and do certify that the facts stated herein are true and correct to their best knowledge and belief.

Dated: August 25, 2014

VENCOR INTERNATIONAL, INC.

Michael K. Molen
Chairman/CEO

+83344-0142

EXPEDITE

ARTICLES OF AMENDMENT

AMENDMENT

Vencor International, Inc., a Utah Corporation

Certificate of Amendment

Dated: October 2, 2014

Pursuant to the Utah Business Corporation Act (the "Act"), the Articles of Incorporation of Vencor International, Inc. (the "Corporation"), are amended as follows:

The undersigned CEO of the Corporation, does hereby certify:

WHEREAS, The Board of Directors of the Corporation, pursuant to the powers granted thereto under the Act, did enter into a Unanimous Written Consent in lieu of Special Meeting of Shareholders of even date herewith, and adopted such resolutions setting forth proposed amendments to the Articles of Incorporation of the Corporation, declaring such amendments to be advisable and in the best interest of the Corporation;

WHEREAS, that in accordance with the Articles of the Act, the Board of Directors of the Corporation did duly adopt such amendments to the Articles of Incorporation by voting in favor thereof; and

WHEREAS, that the following amendments to the Articles of Incorporation were duly adopted:

"The number of authorized common shares is five billion."

NOW, THEREFORE:

RESOLVED, that Article IV shall be amended to change the number of authorized shares of the Corporation's Common stock as follows:

"The number of authorized common shares is five billion."

WHEREFORE, the undersigned do execute, file and record this Certificate of Amendment, and do certify that the facts stated herein are true and correct to their best knowledge and belief.

Dated: October 2, 2014

VENCOR INTERNATIONAL, INC.

James Gaspard
CEO

10-07-14A09:17 RCVD

Date: 10/07/2014
Receipt Number: 5742180
Amount Paid: $117.00

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed and approved on this 07 day of Oct 20 14
in this office of this Division and hereby issued
This Certificate thereof.

Examiner ______ Date 10-8-14

Kathy Berg
Division Director

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
hereby certified that the foregoing has been filed and approved on this 16th day of Sept 2015 in the office of this Division and hereby issued This Certificate thereof.
Examiner JB Date 9/18/15
Kathy Berg
Division Director

783394-0142

AMENDMENT

RECEIVED
SEP 16 2015
Utah Div. Of Corp. & Comm. Code

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

VENCOR INTERNATIONAL, INC.

Michael Pannucci certifies that:

1. He is the President of Vencor International, Inc.

2. Article I of the Articles of Incorporation of this corporation shall be amended in its entirety to read in full as follows:

   "NAME: The name of the corporation shall be PLAD, Inc."

3. Article IV of the Articles of Incorporation of this corporation is amended to decrease the authorized shares of common stock to 900,000,000

4. Article IV of the Articles of Incorporation of this corporation is further amended to include the following:

REVERSE STOCK SPLIT: Effective upon the filing of this Certificate of Amendment of Articles of Incorporation with the Secretary of State of the State of Utah and approval by the Financial Industry Regulatory Authority (the "Effective Time"), each two hundred (200) shares of common stock ("Common Stock") of the Corporation issued and outstanding immediately prior to the Effective Time ("Old Common Stock") shall automatically be combined and converted, without any action on the part of the holder thereof, into one (1) share of fully paid and nonassessable Common Stock of the Corporation (the "Reverse Stock Split"). This Reverse Stock Split shall be effected on a certificate-by-certificate basis, and no fractional shares shall be issued as a result of this Reverse Stock Split. In lieu thereof, the Corporation shall round up each such fractional share to the next highest full share. Each certificate that, prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, represent that number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified pursuant to this Certificate of Amendment of Articles of Incorporation. All number of shares and all amounts stated on a per share basis contained in this Certificate of Amendment of Articles of Incorporation are stated after giving effect to the Reverse Stock Split and no further adjustment shall be made as a consequence of the Reverse Stock Split.

Date: 09/17/2015
Receipt Number: 6145564
Amount Paid: $42.00

[End of Amendment]

SEP 16 '15 PM4:36

5. Pursuant to a resolution of the Corporation's Board of Directors, dated September 9, 2015, the proposed amendment to the Certificate of Corporation was presented to stockholders of the Corporation holding a sufficient number of shares of common stock to approve the proposed amendment and Written Consents to Action Without a Meeting were delivered to the Corporation by stockholders of the Corporation reflecting that the necessary number of shares as required by statute were voted in favor of the amendment on September 9, 2015.

6. That the amendment was duly adopted in accordance with the provisions of Utah Business Corporations Act.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 15 day of September, 2015.

VENCOR INTERNATIONAL, INC.

By:____________________
Michael Pannucci, President

SEP 16 '15 PM4:36

783394-0142

AMENDMENT

RECEIVED

OCT 21 2016

Utah Div. of Corp. & Comm. Code
Rcpt #6607057

AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

PLAD, INC.

Ryan Medico certifies that:

1. He is the President of PLAD, Inc.

2. Article I of the Articles of Incorporation of this corporation shall be amended in its entirety to read in full as follows:

"NAME: The name of the corporation shall be Elev8 Brands, Inc."

[End of Amendment]

3. Pursuant to a resolution of the Corporation's Board of Directors, dated October 27, 2016, the proposed amendment to the Articles of Incorporation was presented to stockholders of the Corporation holding a sufficient number of shares of common stock to approve the proposed amendment and Written Consents to Action Without a Meeting were delivered to the Corporation by stockholders of the Corporation reflecting that the necessary number of shares as required by statute were voted in favor of the amendment on October 27, 2016.

4. That the amendment was duly adopted in accordance with the provisions of Utah Business Corporations Act.

IN WITNESS WHEREOF, the Corporation has caused this amendment to be signed this __ day of November, 2016.

PLAD, INC.

By: [signature]
Ryan Medico, President

STATE OF FLORIDA
COUNTY OF ORANGE
The foregoing instrument was acknowledge before me
This 11/4/16 by Ryan Medico who is
Personally known to me or who has produced FLDL
As Identification.

[signature]
Notary

CHRISTOPHER SMALDONE
Notary Public - State of Florida
My Comm. Expires Sep 11, 2018
Commission # FF 159389
Bonded through National Notary Assn.

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certified that the foregoing has been filed and approved on this 21 day of Oct 20 16
in this office of this Division and hereby issued
This Certificate thereof.

Examiner [signature] Date 11-9-16

Kathy Berg
Division Director

EXPEDITE

783394-0142

RECEIVED

NOV 0 2 2016

Utah Div. of Corp. & Comm. Code

AMENDMENT

NOV 2 '16 PM2:24

AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

PLAD, INC.

Ryan Medico certifies that:

1. He is the President of PLAD, Inc.

2. *RESOLVED*, Article IV of the Articles of Incorporation of this corporation shall be amended to adjust the amount and rights of the Series B Preferred Stock of the Corporation as follows:

"The Corporation shall designate a class of its preferred stock known as "Series B Preferred Stock, par value $0.01." The Corporation shall be authorized to issue up to 1,000,000 shares of its Series B Preferred Stock. Each share of Series B Preferred Stock shall be convertible into shares of the Corporation's common stock at a ratio of 1 for 1. Series B Preferred Stock has no voting rights and is not eligible to receive dividends by the Corporation."

3. *RESOLVED*, Article IV of the Articles of Incorporation shall be amended to eliminate any reference to "Series C Preferred Stock, par value $.00001.", as the Corporation shall no longer have the ability to issue such Series of Preferred Stock.

[End of Amendment]

4. Pursuant to a resolution of the Corporation's Board of Directors, dated November 1, 2016, the proposed amendment to the Articles of Incorporation was presented to stockholders of the Corporation holding a sufficient number of shares of common stock to approve the proposed amendment and Written Consents to Action Without a Meeting were delivered to the Corporation by stockholders of the Corporation reflecting that the necessary number of shares as required by statute were voted in favor of the amendment on November 1, 2016.

5. That the amendment was duly adopted in accordance with the provisions of Utah Business Corporations Act.

Date: 11/02/2016
Receipt Number: 6622056
Amount Paid: $118.00

State of Utah
Department of Commerce
Division of Corporations and Commercial Code
I hereby certify that the foregoing has been filed and approved on this 02 day of NOV 16 in the office of this Division and hereby issue this Certificate thereof.

Examiner [signature] Date 11-3-16

Kathy Berg
Division Director

NOV 2 '16 PM 2:24

IN WITNESS WHEREOF, the Corporation has caused this amendment to be signed this 1st day of November, 2016.

PLAD, INC.

By: ____________
Ryan Medico, President

STATE of FLORIDA
COUNTY of ORANGE

Before me this 1st of November 2016 personally appeared Ryan Medico who provided FL DRIVERS LICENSE as identification.

____

STEVEN D. FOLLESE, NOTARY PUBLIC
STATE OF FLORIDA
My Comm. Expires September 12, 2019
No. FF 906304